ChromaDex.



Investor Presentation

September 2018

Nasdaq: **CDXC**

Disclaimers

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2018 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part II, "Item 1A. Risk Factors" of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the Securities and Exchange Commission (the "Commission") on August 9, 2018. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.


NAD

UNITY BIOTECHNOLOGY

resTOR

AGEX THERAPEUTICS

BioViva

mitobridge

JUVENESCENCE

Role of NAD



NADPH
Oxidative stress defenses
+
Creation of cellular building blocks*
NADH
Builds energy reserves (ATP)*
NADP+
NAD+
NAAD
NAD + Synthetase
O-acetyl-ADP-ribose
Improves longevity/healthspan*
Quinolinic Acid
NAMN
NMN
Nicotinamide
Rate Limiting Step (declines in aging)
NAMPT
Nicotinamide Riboside (NR)
NrK1
NrK2
Tryptophan
Nicotinic Acid

ChromaDex | TRU NIAGEN

Evolution of ChromaDex

2000
COMPANY FORMED; REFERENCE STANDARDS

2003
PROVIDED ANALYTICAL TESTING AND CONTRACT SERVICES

2012
ACQUIRED SCIENTIFIC AND REGULATORY CONSULTING BUSINESS

2012
LICENSED DARTHMOUTH PATENTS ON NR

2013
COMMERCIALIZATION OF NIAGEN®

TRU NIAGEN

2017
ACQUIRED HEALTHSPAN RESEARCH LLC, A CONSUMER PRODUCT COMPANY OFFERING TRU NIAGEN® BRANDED PRODUCTS

2017
RAISED $48 MILLION; LED BY HORIZONS VENTURES

2017
PARTNERED WITH A.S. WATSON GROUP, ASIA'S LEADING HEALTH AND BEAUTY RETAILER

2018
GLOBAL EXPANSION

Building a Global Brand


PARTNERSHIPS
PARTNERSHIPS
HONG KONG
Watsons
SINGAPORE
Watsons
NEW ZEALAND
Matakana Superfoods
September 2018
PARTNERSHIPS
UNITED
KINGDOM
Amazon
Expect
GERMANY & TURKEY
Second Half of 2018

Management Team

Rob Fried – *Chief Executive Officer*
Appointed CEO June, 2018

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018
Joined ChromaDex January, 2018

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
Joined ChromaDex October, 2017

Lisa Bratkovich – *Chief Marketing Officer*
Former SVP of Marketing, Guthy|Renker 2001-2016
Joined ChromaDex June, 2018

Scientific Advisory Board

Chief Scientific Advisor
Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

Roger Kornberg, Ph.D.
Professor of Structural Biology
Stanford University

Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Dr. Rob Beudeker
VP of Innovation
DSM

Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Dr. Matthew Roberts
Innovation Executive
Abbott, Nestle, NBTY

Research Collaborations

150+ Pre-Clinical & Clinical Studies in Progress on NR

Represents over $50 million of research paid for by third parties

HARVARD MEDICAL SCHOOL
MAYO CLINIC
THE UNIVERSITY OF IOWA
MIT Massachusetts Institute of Technology
UNIVERSITY OF CAMBRIDGE
DARTMOUTH
UNIVERSITY OF COPENHAGEN
Scripps Research
NIH National Institute on Aging
ST. JUDE MEDICAL
UNIVERSITY OF BIRMINGHAM
UNIVERSITY of WASHINGTON
Buck
UNIVERSITY OF MINNESOTA Driven to Discover
Washington University in St. Louis
Be Boulder. University of Colorado Boulder
UC Irvine
UCDAVIS

ChromaDex TRU NIAGEN

Intellectual Property

US 8106184: *Synthetic manufacture of NR – Anthony Sauve of Cornell University*

US 8114626: Manufacture of NR via recombinant microorganisms – Charles Brenner of Dartmouth College

US 8197807: NR for increasing NAD biosynthesis – Charles Brenner of Dartmouth College

US 8383086: Compositions comprising NR – Charles Brenner of Dartmouth College

US 7776326: *NR for treatment diseased and/or injured neurons – Jeffrey Milbrandt of Washington University*

International Filing and Issued Patents

China	**Europe**	**India**	**Australia**
200680051368.4	*6837837*	*4525/DELNP/2008*	*2006238858* **Canada**
ZL200580018114.8	*5790283.5*		*2,609,633*
			2676609
Mexico	**PCT**		
MX/A/2009/008022	*PCT/US2008/01085*		
	PCT/US2005/019524		

TRU NIAGEN® E-COMMERCE REVENUE


Q2 (2017)
Q3 (2017)
Q4 (2017)
Q1 (2018)
Q2 (2018)

Strategic Initiatives

- Broaden consumer awareness of TRU NIAGEN and NAD
- Increase domestic growth of TRU NIAGEN
- Expand international markets following regulatory approvals
- Prevail in ongoing litigation
- Forge select partnerships for ingredient deals
- Enter China market
- Extend TRU NIAGEN into new product categories

Financial Highlights

Managing Change
Business Model Transformation

First Half2017 Net Revenue


33%
39%
$7.6M
26%

- TRU NIAGEN
- Niagen ingredient
- Other Ingredients
- Core

+89% YoY

First Half 2018 Net Revenue


16%
14%
$14.4M
47%
22%

✓ Science Based
✓ Ingredients
✓ Testing
✓ Standards

✓ Science Based
✓ Consumer Focused
✓ Marketing Driven

ChromaDex TRU NIAGEN

Financial Discipline

CFO Mandate

"Bring financial discipline to a company that is experiencing significant organizational changes and rapid growth."

Financial Discipline
Holistic Approach

P+L
- ✓ Scale Revenues
- ✓ Manage Costs Prudently
  - ✓ Improve Marketing Efficiency
  - ✓ More Focused R+D
  - ✓ Control G+A

Balance Sheet
- ✓ Manage Working Capital
  - ✓ Inventory Controls
- ✓ Return on Investment

Cash Flow
- ✓ Reduce Cash Burn
  - ✓ Lower Net Losses
  - ✓ Control Working Capital

✓ Targeting cash flow break-even by end of 2019 or early 2020 on "run rate basis"

Financial Discipline
Deep Dive by Business Segment

Business Segments


TRU
NIAGEN


Niagen
Standards
Other Ingredients
Regulatory

Evaluating
- ✓ Growth Prospects
- ✓ Gross Profit Margin
- ✓ Operating Expenses
- ✓ Profitability
- ✓ Return on Investment

Goals
- ✓ Understand Economics
- ✓ Assess Growth Prospects
- ✓ Reallocate existing resources to TRU NIAGEN/NIAGEN

Financial Discipline
Ecommerce Focus

TRU NIAGEN® E-COMMERCE REVENUE



Q2 (2017)
Q3 (2017)
Q4 (2017)
Q1 (2018)
Q2 (2018)

Investing to optimize revenue growth

- ✓ Real-time dashboards tracking key metrics
- ✓ Decision support models
  - Reduce customer acquisition costs
  - Increase lifetime value of customers
  - Optimize key performance metrics

Improve Efficiency of TRU NIAGEN Marketing Spend



Q2 (2017)
Q3 (2017)
Q4 (2017)
Q1 (2018)
Q2 (2018)
E-Commerce Net Revenue
Marketing Expenditures

Operational Discipline
Scale Processes to Support Rapid Growth

Standardizing Systems
- ✓ Modest Incremental IT Investments

Streamlining Processes
- ✓ Automating Manual Activities
- ✓ Eliminate Low Value Activities

Supply Chain Optimization
- ✓ Product Flows
- ✓ Improved Inventory Requirements
- ✓ Reduce Customer Delivery Time

Recent Financial Performance
Strong TRU NIAGEN Sales



NIAGEN Related Sales – Q2 2017 vs. Q2 2018, +168%
(in millions)
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
+168%
Q2 2017
NIAGEN-Ingredient $2.0
50% of Total Sales
NIAGEN-related Sales
Q2 2018
34%
NIAGEN-Ingredient $1.9
66%
TRU NIAGEN $3.7
73% of Total Sales
NIAGEN-related Sales

Recent Financial Performance
Investing Ahead of Growth

Q2 2017 vs. Q2 2018 Operating Loss


(In millions)
$ -
$ (2.0)
$ (4.0)
$ (6.0)
$ (8.0)
($2.6)
$1.8
($0.1)
($3.1)
($1.3)
($1.2)
($0.5)
($0.3)
($0.6)
($7.9)
2017 Q2 Operating Loss
Volume
Gross Margin
Commerce Sales & Marketing
Legal
Equity Comp (G+A)
R&D Investment
IT
Other S, G+A
2018 Q2 Operating Loss

Recent Financial Performance
Cash Flow

2018 First Half Net Cash Used in Operating Activities

	Six Months	
(In thousands)	June 2018	June 2017
Net loss	$ (16,493)	$ (4,693)
Share-based Compensation	3,069	720
Depreciation and Amortization	383	354
Changes in Working Capital	2,504	(1,943)
Net cash used in operating activities	(10,537)	(5,562)
Capital Expenditures	(1,274)	(479)
Free Cash Flow	(11,811)	(6,041)
Net Cash From Financing Activities		
Capital Raise - Stock Issuance	-	18,706
Exercise of Options	330	12
Repurchase of Common Stock	(404)	-
Principal Payments on Capital Leases	(96)	(138)
Other Debt Costs	(19)	(42)
Net Change in Cash and Equivalents	$ (12,000)	$ 12,497

- ✓ Cash Burn to moderate in the second half of the year
- ✓ Working Capital to be positive source of cash for full year 2018

Outlook

- Significant growth in revenues
- Gross profit % of net sales continues to expand
- Investment spending ahead of revenue growth
  - Marketing
  - More focused R&D spending
  - Protecting/managing patent portfolio and trademarks
- Expected cash flow break even run rate for the company by the end of 2019 / early 2020

ChromaDex TRU NIAGEN

Key Statistics

Trading Data (@ Aug 23, 2018)	
Stock Price	$4.43
52 Week High/Low	$7.24/$3.12
Avg. Daily Vol. (50 day)	350,000
Shares Outstanding	54.87M
Public Float (excl. >5% owners)	62%
Insider Holdings	38%
Valuation Measures	
Market Cap	$243M
Enterprise Value*	$213M
EV/Revenue (LTM)	7.6X
P/E (LTM)	N/M

Financial Highlights (LTM ended Jun '18)	
Net Sales (LTM)	$28.0M
EPS (LTM)	($0.53)
Cash & Equiv.	$33.4M
Total Assets	$52.2M
Total Debt	None
Total Liabilities	$11.7M
Equity	$40.5M



Contact Info

Andrew Johnson

Director of Investor Relations
T: +1.310.388.6706 Ext. 661
AndrewJ@chromadex.com
www.chromadex.com

2016 - 2018 YTD Net Sales Summary

Description	2016	2017					2018	
	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2
Ecommerce		0.0	0.1	0.3	0.8	1.3	1.8	3.5
Watsons				2.3	1.8	4.1	0.8	0.3
International / Other				0.0	0.1	0.1	0.4	0.0
Total TRU NIAGEN	***0.0***	***0.0***	***0.1***	***2.6***	***2.7***	***5.5***	***3.0***	***3.7***
NIAGEN Ingredient	10.8	1.0	2.0	1.8	3.0	7.8	1.3	1.9
NIAGEN Related Revenues	***10.8***	***1.0***	***2.1***	***4.4***	***5.7***	***13.2***	***4.3***	***5.7***
Other Ingredients	6.0	1.1	0.9	0.7	0.7	3.4	1.1	0.9
CORE	4.9	1.3	1.2	1.0	1.1	4.6	1.2	1.2
Total Net Sales	***21.7***	***3.4***	***4.2***	***6.1***	***7.5***	***21.2***	***6.6***	***7.8***

YOY Growth Rate - Net Sales								
Total Company	21%	-42%	-43%	55%	69%	-2%	95%	85%
NIAGEN Related	27%	-68%	-48%	204%	158%	22%	337%	168%

Q2 2018 Net Sales Up 85% to $7.8 Million, Fueled by Growth of TRU NIAGEN®

- TRU NIAGEN sales were 66% of total NIAGEN-related sales in Q2 2018
- NIAGEN-related sales in Q2 2018 grew 168% compared to Q2 2017
- NIAGEN-related sales in Q2 2018 were 73% of total sales, compared to 50% in Q2 2017

Q2 2018 Net Sales


(in millions)
$ 8.0
$ 7.0
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
$ 1.2
$5.7
NIAGEN Ingredient
TRU NIAGEN
$ 7.8
Other Ingredients
Core
NIAGEN Related
Total

Q2 2017 Net Sales


(in millions)
$ 8.0
$ 7.0
$ 6.0
$ 5.0
$ 4.0
$ 3.0
$ 2.0
$ 1.0
$ -
$ 0.9
$ 1.2
$2.1
NIAGEN Ingredient
$ 4.2
Other Ingredients
Core
NIAGEN Related
Total

Case Study: Martek and Omega 3


Demand for fish oil rising
Annual sales of fish oil and omega fatty acid supplements in billions of dollars
1.15
1.0
0.5
0.13
0
2002
2014
Source: Euromonitor
THE WASHINGTON POST

Source: Washington Post, July 8, 2015


Martek Sales From 2002 to 2006
($ Millions)
CAGR 54%
$ 300
$ 250
$ 200
$ 150
$ 100
$ 50
$ -
$ 46
$ 112
$ 171
$ 204
$ 256
2002
2003
2004
2005
2006

Source: Martek Biosciences for 10-K for year ending October 2006